Exhibit 10.29

SIXTH AMENDMENT TO AIR CARGO CENTER LEASE

THIS SIXTH AMENDMENT TO AIR CARGO CENTER LEASE (the "Sixth

Amendment") is entered into as of the 20th day of June 2024, by and between MCP CARGO, LLC, a Nevada limited liability company ("Landlord") and A-M GLOBAL LOGISTICS, LLC, a Delaware limited liability company ("Tenant").

R E C I T A L S

A.
Landlord and Tenant entered into that certain Air Cargo Center Lease, dated November 21, 2014, (the "Lease") as thereafter amended by that certain First Amendment dated August 28, 2015, Second Amendment dated December 17, 2015, Third Amendment dated June 18, 2018, Fourth Amendment dated November 17, 2023 and Fifth Amendment dated March 3, 2024 (the “First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment”), hereinafter collectively referred to along with the Original Lease as the “Lease” (“Lease”) for the leasing of the Premises located in the Marnell Airport Center, at 6055 Surrey Street, Las Vegas, NV 89119 more commonly known as Building 2 (“ACC 2”), Suites 103, 105 & 108, consisting of Twenty Four Thousand Seven Hundred Forty-Three (24,743) square feet of floor area (the "Premises").
B.
Landlord and Tenant wish to amend the Lease, on the terms and conditions contained herein

NOW, THEREFORE, based upon the covenants and promises contained herein and other good and valuable consideration, Landlord and Tenant mutually agree as follows:

1.
RENT COMMENCMENT DATE/EXPANSION SPACE: Landlord and Tenant have agreed to amend the Rent Commencement Date for the Expansion Space, and the new Rent Commencement Date shall be July 1, 2024 (the "Rent New Commencement Date").
2.
BASE RENTEXPANSION SPACE: Tenant has previously paid the Base Rent and Operating Expenses for May and June in the amount of Thirty Seven Thousand Seven Hundred Forty-Five and 76/100 ($37,745.76) Landlord will credit the entire amount towards July and August Base Rent and Operating Expenses for the Expansion Space, Suite 108.

3.
MISCELLANEOUS: Except as modified herein, the Lease shall remain in full force and effect.All capitalized terms not defined herein shall have the same meaning as defined in the Lease. This Sixth Amendment may be executed in counterparts. Each of said counterparts, when so executed and delivered, shall be deemed an original and, taken together, shall constitute but one and the same instrument. This Sixth Amendment may be executed by a facsimile of the signature of any party, with the facsimile signature having the same force and effect as if this consent had been executed by the actual signatureof any party.

IN WITNESS WHEREOF, this Sixth Amendment has been executed on the day and year above written.

LANDLORD:

MCP CARGO, LLC

a Nevada limited liability company

By: /s/ Gregory K Wells

Title: Manager

TENANT:

A-M GLOBAL LOGISTICs, LLC,

a Delaware limited liability company

By: /s/ Brian Aquilino

Title: COO